  see reverse for                                      ------------------------
certain definitions                                       CUSIP 36114Q 10 9
                                                       ------------------------
                                   FUTURELINK
                                     DISTRIBUTION
                                        CORP.

                             A Colorado Corporation
                        Common Stock - ($.0001) Par Value

       NUMBER                                                  SHARES


This Certifies That

is the owner of

fully paid and non-assessable shares of $0.001 Par Value Common Stock of

                         FUTURELINK DISTRIBUTION CORP.

transferrable only on the books of the corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

In Witness Whereof, the corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the corporation.

                                               Dated

/s/ [SIG]                                      /s/ [SIG]
-------------------------------              ---------------------------------
        Secretary                                         President

                         FUTURELINK DISTRIBUTION CORP.
                            CORPORATE SEAL COLORADO


Countersigned
       General Securities Transfer Agency, Inc.
    P.O. Box 3805, Albuquerque, New Mexico 87190-3805


By
  ----------------------------------------------------
       Transfer Agent & Registrar Authorized Signature

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                     UNIF GIFT MIN ACT - _______________ Custodian _______________
                                                                                 (Cust)                   (Minor)
     TEN ENT - as tenants by the entireties                                 under Uniform Gifts to Minors
                                                                            Act _________________________
     JT TEN  - as joint tenants with right of                                           (State)
               survivorship and not as tenants
               in common

             Additional abbreviations may also be used though not in the above list.


PLEASE INSERT SOCIAL SECURITY OR
              OTHER
 IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
|                                    |
|                                    |
|____________________________________|

     FOR VALUE RECEIVED _______________________ hereby sell, assign and transfer unto __________________________________________________________________________
      (Please print or typewrite name and address including postal zip code of assignee)

________________________________________________________________________________


________________________________________________________________________________


________________________ Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________________________


                             Signature _________________________________________

Signature Guaranteed



SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, MIDWEST STOCK EXCHANGE.

________________________________________________________________________________


NOTICE: The signature of this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.